Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350), the undersigned, Isaac J. Gaon, Chief Executive Officer of Datatec Systems, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-k for the twelve month period ended April 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Isaac J. Gaon

Isaac J. Gaon

Chief Executive Officer

Dated: July 22, 2003